Exhibit 32.1
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                           SECTION 906 CERTIFICATION*
     (Certification of Chief Executive Officer and Chief Financial Officer)

      Pursuant to 18 U.S.C.ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of WindsorTech, Inc. hereby certify, to such officers' knowledge, that:

      (1) the accompanying Quarterly Report on Form 10-QSB of WindsorTech, Inc. (the "Company") for the period ended March 31, 2004 (the "Report") fully complies with the with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 13,2004                       /s/ Marc Sherman
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                                        Marc Sherman
                                        Chairman of the Board and
                                        Chief Executive Officer

                                        /s/ Edward L. Cummings
                                        -------------------------
                                        Edward L. Cummings
                                        Chief Financial Officer


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* The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. ss. 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.